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                                                                EXHIBIT 4.1


     COMMON STOCK                                              COMMON STOCK

        NUMBER                                                     SHARES
       --------                                                   --------
                                 FIRST VIRTUAL
                    [LOGO]        CORPORATION
       --------                                                   --------


 INCORPORATED UNDER                                           SEE REVERSE FOR
THE LAWS OF DELAWARE                                        CERTAIN DEFINITIONS
                                                              AND RESTRICTIONS

                                                             CUSIP 337485 10 6


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     This Certifies That




     is the owner of

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   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                           FIRST VIRTUAL CORPORATION

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated


          [SIG]                                                  [SIG]
        Secretary     [FIRST VIRTUAL CORPORATION SEAL]   Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
     AMERICAN SECURITIES TRANSFER, INC.
         (P.O. Box 1596, Denver CO 80201)                         TRANSFER AGENT
                                                                   AND REGISTRAR


BY
                                                            AUTHORIZED SIGNATURE
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                                                     FIRST VIRTUAL CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM- as tenants in common                          UNIF GIFT MIN ACT- _______________________ Custodian ___________
          TEN ENT- as tenants by the entireties                                          (Cust)                        (Minor)
           JT TEN- as joint tenants with right of survivorship                           under Uniform Gifts to Minors
                   and not as tenants in common                                          Act ____________________________________
                                                                                                           (State)

                              Additional abbreviations may also be used though not in the above list.

                For Value received, _________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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                                       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                                                                           Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                              -------------------
                                                                                                                     Attorney to
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transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,                                   X
      ---------------------------------  -----------------------------------------------------------------------------------------
                                         X
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                                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT,
                                         OR ANY CHANGE WHATSOEVER.


SIGNATURE GUARANTEED:
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